SCHEDULE 14A
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 Atlantic Realty Trust
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:

       (2)   Form, Schedule or Registration Statement to:

       (3)   Filing Party:

       (4)   Date Filed:


469471.1

                              ATLANTIC REALTY TRUST

                  NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 9, 1997
                              --------------------


To the Shareholders of Atlantic Realty Trust:

         Notice is hereby given that the 1997 Annual Meeting of Shareholders of Atlantic Realty Trust (the "Trust") will be held at 3:00 p.m. on Monday, June 9, 1997, at the offices of Battle Fowler LLP, 75 East 55th Street, New York, New York, in Conference Room 7A, to consider and take action upon the following matters:

         (1) To elect eight trustees to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;
         (2) The ratification of the selection by the Board of Trustees of the Trust of Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year commencing January 1, 1997; and
         (3) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

         Your Board of Trustees recommends a vote "FOR" each of the listed nominees. The accompanying Proxy Statement contains additional information and should be carefully reviewed by Shareholders.

         The Board of Trustees has fixed the close of business on April 28, 1997 as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. A list of Shareholders entitled to vote at the meeting will be available for examination by any Shareholder, for any purpose germane to such meeting, during ordinary business hours during the ten days prior to the meeting date, at the offices of the Trust, 747 Third Avenue, New York, New York 10017.

                                        By Order of the Board of Trustees

                                        /s/Joel M. Pashcow
                                        JOEL M. PASHCOW
                                        Chairman, President and Trustee

New York, New York
April 30, 1997

         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. SHAREHOLDERS CAN HELP THE TRUST AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE BUSINESS OF THE MEETING TO BE ACTED UPON BY THE SHAREHOLDERS CANNOT BE TRANSACTED UNLESS AT LEAST A MAJORITY OF THE OUTSTANDING SHARES OF BENEFICIAL INTEREST IS REPRESENTED AT THE MEETING.



462153.6

                              ATLANTIC REALTY TRUST
                                747 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                              --------------------

                                  INTRODUCTION


General

         The accompanying form of proxy is solicited on behalf of the Board of Trustees of Atlantic Realty Trust (the "Trust") for use at the 1997 Annual Meeting of Shareholders of the Trust and at any adjournment or adjournments of that meeting (the "Meeting") to be held at the offices of Battle Fowler LLP, 75 East 55th Street, New York, New York, in Conference Room 7A, on Monday, June 9, 1997 at 3:00 p.m. The Trust has first mailed these proxy materials to holders (the "Shareholders") of shares of beneficial interest, $.01 par value (the "Shares"), on or about April 30, 1997. The Trust's executive offices are located at 747 Third Avenue, New York, New York 10017 (telephone: (212) 355-1255). Shareholders of record at the close of business on April 28, 1997 (the "Record Date") will be entitled to vote at the Meeting.

         Proxies in the accompanying form which are properly executed and duly returned to the Trust and not revoked will be voted as specified and, if no direction is made, will be voted for the election of each of management's nominees for re-election as Trustees and in favor of proposals 2 and 3. Each proxy granted is revocable by the person giving such proxy and may be revoked at any time prior to its exercise by giving notice to the Trust of its revocation. A Shareholder who attends the Meeting in person may, if he wishes, vote by ballot at the Meeting, thereby cancelling any proxy previously given by such Shareholder.

         As of April 28, 1997, approximately 3,561,553 Shares of the Trust were outstanding, with each Share entitled to one vote on all matters that may come before the Meeting.


                              ELECTION OF TRUSTEES

         At the Meeting, all of the Trustees are to be elected. It is intended that votes will be cast pursuant to proxies received from Shareholders of the Trust FOR the nominees listed hereinafter, all of whom are presently Trustees of the Trust, unless contrary instructions are received.

         If for any reason any of the nominees becomes unavailable for election, the proxies solicited will be voted for such substitute nominees as are selected by management. Management has no reason to believe that any of the nominees is not available or will not serve if elected. The election of



462153.6
each Trustee will be decided by a plurality of the Shares present in person or represented by proxy and entitled to vote at the Meeting.

         Set forth in the following table is certain information with respect to each nominee nominated to serve as a Trustee and with respect to a significant employee of the Trust who is not a nominee nominated to serve as a
Trustee:


                                                                                             Year First
Name of Trustee/                                                                             Became a
Nominee for Election      Age                      Principal Occupation                      Trustee(1)
Joel M. Pashcow            54      Chairman and President of the Trust effective as of         1996
                                   February 26, 1996. He has been a member of the Bar
                                   of the State of New York since 1968.  Chairman of
                                   RPS Realty Trust ("RPS"), the predecessor of the
                                   Trust, from inception (December 1988) through May
                                   1996. He is a graduate of Cornell University and
                                   the Harvard Law School. Mr. Pashcow is also a
                                   trustee of Ramco-Gershenson Properties Trust and
                                   Chairman of its Executive Committee (formerly RPS).

Herbert Liechtung          66      Private investor.  President of RPS until February          1996
                                   1996.  After the Distribution, Mr. Liechtung
                                   became a trustee of Ramco-Gershenson Properties
                                   Trust.


462153.6
                               2


                                                                                             Year First
Name of Trustee/                                                                             Became a
Nominee for Election      Age                      Principal Occupation                      Trustee(1)
Edwin J. Glickman          64      Executive Vice President of Capital Lease Funding           1996
                                   Corp. since January 1995, which is a company
                                   engaged in commercial real estate lending.  Prior
                                   to that, Mr. Glickman was President of the Glickman
                                   Organization, Inc. ("Glickman") from January 1992
                                   to December 1994.  Glickman conducted real estate
                                   investment consulting services and real estate
                                   financial services, including mortgage brokerage,
                                   arranging joint ventures and equity financing.
                                   Prior to that, Mr. Glickman was Chairman of
                                   the Executive Committee of Schoenfeld Glickman
                                   Maloy Inc. from May 1989, a company that
                                   conducted real estate financial services, including
                                   mortgage brokerage, arranging joint ventures and
                                   equity financing.  Also Vice Chairman of Sybedon
                                   Corporation from 1977 to 1993, a company that
                                   conducted real estate financial services, including
                                   mortgage brokerage, arranging joint ventures and
                                   equity financing.  In all positions, Mr. Glickman
                                   has been engaged in real estate financial services,
                                   including mortgage brokerage, arranging joint
                                   ventures and equity financing.


462153.6
                               3

                                                                                            Year First
Name of Trustee/                                                                             Became a
Nominee for Election      Age                      Principal Occupation                      Trustee(1)
Stephen R. Blank           51      Managing Director of Oppenheimer & Co., Inc. since          1996
                                   November 1, 1993.  Prior to joining Oppenheimer,
                                   Mr. Blank was a Managing Director, Real Estate
                                   Corporate Finance, of Cushman & Wakefield,
                                   Inc. for four years.  Prior to that, Mr. Blank
                                   was associated for ten years with Kidder, Peabody
                                   & Co. Incorporated as a Managing Director of the
                                   firm's Real Estate Group. Mr. Blank graduated from
                                   Syracuse University in 1967 and was awarded a
                                   Masters Degree in Business Administration (Finance
                                   Concentration) by Adelphi University in 1971. He
                                   is a member of the Urban Land Institute and the
                                   American Society of Real Estate Counselors.  He has
                                   lectured before the Practicing Law Institute, the
                                   New York University Real Estate Institute, the
                                   Urban Land Institute and the International Council
                                   of Shopping Centers. He is a trustee of the
                                   Crohn's & Colitis Foundation of America, Inc.
                                   Mr. Blank is also a trustee of Ramco-Gershenson
                                   Properties Trust.

Edward Blumenfeld          56      A principal of Blumenfeld Development Group,                1996
                                   Ltd., a real estate development firm principally
                                   engaged in the development of commercial properties,
                                   since 1978.

Samuel M. Eisenstat        59      Engaged in the private practice of law for more             1996
                                   than five years.  Mr. Eisenstat serves as a director
                                   of various mutual funds managed by Sun America
                                   Asset Management and of UMB Bank & Trust Co.
                                   Mr. Eisenstat received a B.S. degree from New
                                   York University School of Commerce in 1961 and
                                   graduated from New York University School of
                                   Law.


462153.6
                                4

                                                                                             Year First
Name of Trustee/                                                                             Became a
Nominee for Election      Age                      Principal Occupation                      Trustee(1)
Arthur H. Goldberg         54      President of Manhattan Associates, LLC, a merchant          1996
                                   and investment banking firm since February 1994.
                                   Prior to that, Goldberg was Chairman of Reich &
                                   Company, Inc. (formerly, Vantage Securities, Inc.),
                                   a securities brokerage and investment brokerage
                                   firm from January 1990 to December 1993. Mr. Goldberg
                                   was employed by Integrated Resources, Inc. from its
                                   inception in December 1968, as President and Chief
                                   Operating Officer from May 1973 and as Chief Executive
                                   Officer from February 1989 until January 1990. On
                                   February 13, 1990, Integrated Resources, Inc. filed
                                   a voluntary petition for reorganization under Chapter 11
                                   of the United States Bankruptcy Code. Mr. Goldberg
                                   has been a member of the Bar of the State of New
                                   York since 1967. He is a graduate of New York
                                   University School of Commerce and its School of Law.
                                   Mr. Goldberg is also a trustee of Ramco-Gershenson
                                   Properties Trust.



462153.6 5

                                                                                             Year First
Name of Trustee/                                                                             Became a
Nominee for Election      Age                      Principal Occupation                      Trustee(1)
William A. Rosoff          53      Vice Chairman of Advanta Corporation, a financial           1996
                                   services company, since January 1996. Prior
                                   thereto, Mr. Rosoff was associated with the law
                                   firm of Wolf, Block, Schorr and Solis-Cohen since
                                   1969, a partner since 1975.  Mr. Rosoff is a past
                                   chairman of that firm's Executive Committee and is
                                   a past chairman of its tax department.  Mr. Rosoff
                                   serves on the Legal Activities Policy Board of Tax
                                   Analysts, the Advisory Board for Warren, Gorham
                                   and Lamont's Journal of Partnership Taxation, and
                                   has served on the Tax Advisory Boards of
                                   Commerce Clearing House, and Little, Brown and
                                   Company.  Mr. Rosoff also serves on the Advisory
                                   Group for the American Law Institute's ongoing
                                   Federal Income Tax Project; as a consultant for the
                                   ALI's current study of the Taxation of Pass
                                   Through Entities.  He is a fellow of the American
                                   College of Tax Counsel.  Mr. Rosoff is Chairman
                                   of the Board of RMH Teleservices, Inc.
                                   Mr. Rosoff serves as a member of the Board of
                                   Directors of the Philadelphia Chapter of the
                                   American Jewish Congress and is a member of the
                                   Board of Regents of the Philadelphia chapter of the
                                   American Society for Technion.  Mr. Rosoff earned
                                   a B.S. degree with honors from Temple University
                                   in 1964, and earned an L.L.B. magna cum laude
                                   from the University of Pennsylvania Law School in
                                   1967.

Non-Trustee Executive      51      Since the inception of the Trust, Mr. Frankel has
Officer:                           served as its Executive Vice President and Chief
  Edwin R. Frankel                 Financial Officer.  Prior to such time and since its
                                   inception in 1988, Mr. Frankel was employed by
                                   RPS, a real estate investment trust, most recently as
                                   a Senior Vice President and Treasurer.


462153.6
                                6

         Set forth below is information as to the Shares beneficially owned as of March 10, 1997 by each of the Trustees, each of the executive officers included in the Summary Compensation Table below and all Trustees and executive officers as a group, based on information furnished by each Trustee and executive officer.

Name of Trustee/                              Shares Owned         Percent of
Executive Officer                             Beneficially(1)        Class

Joel M. Pashcow............................    93,154(2)             2.62%
Herbert Liechtung..........................    11,906(3)                *
Arthur H. Goldberg.........................    24,487(4)                *
William A. Rosoff..........................       125(5)                *
Stephen R. Blank...........................       981(6)                *
Edward Blumenfeld..........................       125                   *
Samuel M. Eisenstat........................     1,125(7)                *
Edwin J. Glickman..........................         0                   *
Edwin R. Frankel...........................         0                   *

All Trustees and
  Executive Officers as a group (9 persons).. 130,903                3.68%

----------------
*     Less than 1% of class.

(1)  All amounts are directly owned unless stated otherwise.
(2) Includes 25,890 Shares held in an IRA account for the benefit of Mr. Pashcow, a retirement savings plan, a pension and profit sharing account and a money purchase plan, 47,662 Shares owned by an irrevocable trust of which Mr. Pashcow is a trustee, an irrevocable trust for his daughter and a foundation of which Mr. Pashcow is trustee (for all of which trusts Mr. Pashcow has shared voting and investment powers). Mr. Pashcow disclaims beneficial ownership of the Shares owned by the foundation and each of the trusts.
(3) Includes 11,906 Shares held in an IRA account for the benefit of Mr. Liechtung and a retirement savings plan.
(4) Includes 19,563 Shares owned by Mr. Goldberg's wife, 1,875 Shares owned by trusts for his daughters and 3,050 Shares owned by a pension trust. Mr. Goldberg disclaims beneficial ownership of the Shares owned by his wife and the trusts for his daughters.
(5) Includes 125 Shares held by Mr. Rosoff as trustee for his sister, Barbara Rosoff, pursuant to a trust indenture dated December 30, 1991.
(6) Includes 706 Shares owned by trusts for Mr. Blank's daughters and 275 Shares held in an IRA account for the benefit of Mr. Blank. Mr. Blank disclaims beneficial ownership of the Shares owned by the trusts for his daughters.
(7) Includes 125 Shares held in an IRA account for which Mr. Eisenstat has sole voting and investment power.

      There are no family relationships between any Trustee or executive officer and any other Trustee or executive officer of the Trust. Steven Liechtung, the son of Herbert Liechtung, has recently served as a consultant to the Trust.


462153.6
                                        7

      The Trust has an Audit Committee which is presently comprised of Messrs. Blumenfeld, Eisenstat and Goldberg. The Audit Committee's duties include meeting with management and the Trust's independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee held no meetings during 1996.

      The Trust also has a Disposition Committee which is presently comprised of Messrs. Blank, Blumenfeld and Glickman. The Disposition Committee's duties include arranging for the orderly liquidation of the Trust's properties and real estate related assets. During 1996, Messrs. Glickman and Blumenfeld received fees of $80,000 and $45,000 respectively in connection with services they provided to the Trust as Members of the Disposition Committee. Although the Disposition Committee held no meetings during 1996, it provides the Board with written reports which are discussed at meetings of the Board.

      The Trust does not have a Nominating Committee.

      The Trust had no compensation committee; however, all of the Trustees participated in deliberations of the Trust's Board of Trustees concerning executive officer compensation.

      During the year ended December 31, 1996, the Board of Trustees held six meetings. All of the Trustees, except for Stephen R. Blank (who attended 66%), attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Trustees and (ii) the total number of meetings held by all committees on which such Trustee served.



462153.6
                                        8

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of March 10, 1997, the following persons were known by the Trust to be the beneficial owner of more than five percent of the Shares:

                                            Amount and Nature        Percent
  Name and Address                            of Beneficial          of Class
of Beneficial Owner                             Ownership*

Ryback Management Corp.                          387,799*              10.9%
and/or Lindner                               Shares owned as
Investment Series Trust,                   fiduciary with sole
in a fiduciary capacity                  voting and disposition
for Lindner Growth Fund                          power
c/o Ryback Management
Corporation
7711 Carondelet Avenue,
Box 16900,
St. Louis, Missouri  63105

Private Management Group, Inc.                   404,295*              11.4%
an investment advisor
in a fiduciary capacity
20 Corporate Park, Suite 400
Irvine, California  92606

Kimco Realty Corporation                         347,035**              9.7%
Milton Cooper                                        +
3333 New Hyde Park Rd.
New Hyde Park, NY  11042

----------------

 * Based upon Schedule 13D and Schedule 13G filings with the Securities and Exchange Commission.

** Based upon a Schedule 13D/A filing with the Securities and Exchange Commission and information provided to the Trust by Kimco Realty Corporation.

 + Includes 314,084 Shares which are beneficially owned by Kimco Realty Corporation with sole voting and disposition power, and 36,078 Shares are beneficially owned by Milton Cooper and with respect to which Mr. Cooper has sole voting and disposition power.



462153.6
                                        9

                    MANAGEMENT COMPENSATION AND TRANSACTIONS

      Mr. Pashcow receives no cash compensation for serving as an executive officer of the Trust. Mr. Frankel receives compensation at the rate of $60,000 per annum based on a two day work week, plus an additional amount on a per diem basis at the same daily rate, for serving as Executive Vice President, Chief Financial Officer and Secretary of the Trust.

                           SUMMARY COMPENSATION TABLE


                                                     Long Term Compensation


                                          Annual Compensation Awards    Payouts
                                          Other
                                          Annual  Restricted
     Name and                             Compen-   Stock    Underlying  LTIP
Principal Position*  Year  Salary  Bonus  sation   Award(s)  Options/   Payouts
                            ($)     ($)     ($)      ($)     SAR ($)      ($)

Edwin R. Frankel     1996  54,067    --      --      --        --         --
Executive Vice
President, Chief
Financial Officer
and Secretary


*    No other individual received compensation in excess of $100,000.



462153.6
                                       10

Compensation of Trustees

      The Trustees do not receive any compensation for serving as Trustees and likewise do not receive any compensation for attending meetings or for serving on any committees of the Board of Trustees; however, Trustees do receive reimbursement of travel and other expenses and other out-of-pocket disbursements incurred in connection with attending any meetings. During 1996, Messrs. Glickman and Blumenfeld received fees of $80,000 and $45,000 respectively in connection with services they provided to the Trust as members of the Disposition Committee.


                              Atlantic Realty Trust
        RELATIVE PERFORMANCE VS. NAREIT MORTGAGE AND EQUITY REIT INDICES
                                 AND THE S&P 500
              TOTAL RETURN INCLUDING THE REINVESTMENT OF DIVIDENDS



Company/Index Name       May 96    June 96    Jul 96    Aug 96     Sep 96    Oct 96     Nov 96    Dec 96
ATLRS                  $  8.12    $  8.37   $  8.50   $  9.25    $  9.37    $  9.50   $    9.87   $  10.12
EQUITY REIT INDEX       236.70     239.07    238.74    246.35     250.07     255.67     265.14      291.57
MORTGAGE REIT INDEX      19.27      19.74     19.95     21.01      21.40      22.60      23.56       24.62
S&P 500                 669.12     672.40    639.95    651.99     687.31     705.27     757.02      740.74




SOURCE: FACTSET SECURITY PRICE HISTORY REPORT, IDD INFORMATION SERVICES, AND NAREIT

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Trust's officers, executive officers and Trustees and persons who own more than ten percent of a registered class of the Trust's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, Trustees and greater than ten percent Shareholders are required by regulation of the Commission to furnish the Trust with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Trust believes that, during the fiscal year ended December 31, 1996, all filing requirements applicable to its officers, Trustees and greater than ten percent beneficial owners were complied with.


462153.6
                                       11

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The firm of Deloitte & Touche LLP has been appointed as independent auditors for the Trust by the Trust's Board of Trustees to examine and report on financial statements for the fiscal year ending December 31, 1997, which appointment will be submitted to Shareholders for ratification at the Meeting. Deloitte & Touche LLP audited and reported on the Trust's financial statements for the fiscal year ended December 31, 1996. Representatives of that firm are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions. The affirmative vote of a majority of the Shares present and entitled to vote at the Meeting is required to ratify appointment of the independent auditors.

      Submission of the appointment of the auditors to the Shareholders for ratification will not limit the authority of the Board of Trustees to appoint another accounting firm to serve as independent auditors if the present auditors resign or their engagement is otherwise terminated. If the Shareholders do not ratify the appointment of Deloitte & Touche LLP at the Meeting, Management intends to call a special meeting of Shareholders to be held as soon as practicable after the Meeting to ratify the appointment of another independent public accounting firm as independent auditors for the Trust.


               DEADLINE FOR SUBMISSION OF SHAREHOLDERS' PROPOSALS
                           FOR THE 1998 ANNUAL MEETING

      Any proposal by a Shareholder of the Trust intended to be presented at the 1998 annual meeting must be received by the Secretary of the Trust at the Trust's principal executive office for inclusion in the Trust's proxy statement and form of proxy relating to that meeting not later than April 10, 1998 for inclusion in the Trust's proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with other requirements of the proxy solicitation rules of the Commission.


                                VOTING PROCEDURES

      Trustees are elected by a plurality of the votes cast at the Annual Meeting. Only Shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or Shares present by proxy where the Shareholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.


                           ANNUAL REPORT ON FORM 10-K

      The Trust's Annual Report for the year ended December 31, 1996, which includes the Trust's Annual Report on Form 10-K for the year ended December 31, 1996, as filed with the Securities and Exchange Commission, except for exhibits, is being mailed to Shareholders with the mailing of this Notice and Proxy Statement.




462153.6
                                       12

                   OTHER BUSINESS AND EXPENSE OF SOLICITATION

      Management does not know of any other matters to be brought before the Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters. Proxies are being solicited on behalf of the Board of Trustees by use of the mail. The cost of preparing this Proxy Statement and all other costs in connection with this solicitation of proxies for the Annual Meeting is being borne by the Trust.

      Your cooperation in giving this matter your immediate attention and in returning your proxies promptly will be appreciated.


                                     By Order of the Board of Trustees


                                     /s/Joel M. Pashcow
                                     JOEL M. PASHCOW
                                     Chairman, President and Trustee


April 30, 1997


           THE BOARD OF TRUSTEES ENCOURAGES SHAREHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. SHAREHOLDERS WHO ATTEND THIS MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

462153.6
                                       13

                              ATLANTIC REALTY TRUST
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                  ANNUAL MEETING OF SHAREHOLDERS - JUNE 9, 1997


         Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Edwin R. Frankel and Joel M. Pashcow, and each of them (with full power to act without the other), with full power of substitution, as proxies for those signing on the reverse side of this card to attend the Annual Meeting of Shareholders of the Company to be held on Monday, June 9, 1997, at 3:00 p.m. (the "1997 Annual Meeting"), and any adjournment or postponement thereof, to cast on behalf of those signing on the reverse side all votes that those signing on the reverse side are entitled to cast at the 1997 Annual Meeting and otherwise to represent those signing on the reverse side at the 1997 Annual Meeting with all powers possessed by those signing on the reverse side if personally present at the 1997 Annual Meeting. Those signing on the reverse side hereby acknowledge receipt of the Notice of the 1997 Annual Meeting and of the accompanying Proxy Statement and revoke any proxy heretofore given with respect to such meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" PROPOSAL NUMBERS, 2 AND 3.

         A VOTE FOR THE TRUSTEE NOMINEES AND FOR PROPOSAL NUMBERS 2 AND 3 IS RECOMMENDED BY THE BOARD OF TRUSTEES.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE.


486137.1


X  Please mark your
     votes as in this
     example.

                   For all     Withhold authority
                   nominees    to vote for all                                                              FOR   AGAINST   ABSTAIN
                   listed      nominees listed
                   at right    at right

1. ELECTION OF                                 Nominees:  Stephen R. Blank     2.  Ratification of the selection by the
   TRUSTEES                                               Edward Blumenfeld        Board of Trustees of the Trust of
                   ------      --------                   Samuel M. Eisenstal      Deloitte & Touche LLP as the i
                                                          Edwin J. Glickman        independent auditors of the Trust
                                                          Arthur H. Goldberg       for the fiscal year commencing
                                                          Herbert Liechtung        January 1, 1997.
INSTRUCTIONS:  To withhold authority to vote for          Joel M. Pashcow
individual nominee(s) strike a line through each such     William A. Rosoff    3.  To transact such other business as
nominee's name in the list at the right.  Your shares                              may properly come before the
will be voted for the remaining nominee(s).                                        meeting or any adjournment

Please read the reverse side of this card.

                                                                                     PLEASE SIGN, DATE AND RETURN THE PROXY CARD
                                                                                     PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                                     HAS YOUR ADDRESS CHANGED?      DO YOU HAVE ANY
                                                                                                                    COMMENTS?





SIGNATURE ________________________________ DATE ______________ SIGNATURE ____________________________________ DATE _______________


NOTE:   Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.




486137.1